1st Quarter 2003 Analyst Conference

Alcoa Inc.

April 23, 2003
New York, NY

Forward-Looking Statements

Today's discussion may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa's actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, see Alcoa's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

1st Quarter 2003 Analyst Conference

Richard B. Kelson

Executive VP and CFO

1st Quarter Highlights

- ✓ Continued improvement in safety
- ✓ Income from continuing operations $0.23 per diluted share up from $0.22 in the year ago quarter and a loss of $0.15 sequentially
- ✓ Revenue growth over both prior and year-ago quarters
- ✓ Gross margin expanded to 20.3%, despite higher energy and benefits costs

1st Quarter Highlights

- ✓ Sequential profitability increases in all segments, except Packaging & Consumer, which was up year-over-year
- ✓ Strong control on capital spending partially offset working capital increases
- ✓ Cost savings of $52 million, closing the gap for the year-end $1.0 billion cost challenge

Worldwide LWD Incident Rate

- **SAFETY**

  Met 2003 goal of 0.15 one year early (in 2002); currently halfway to 2005 milestone


Rate (injuries per 200,000 hrs.)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Alcoa (as reported)
with Reynolds, Howmet/Huck
2005 Milestone
0.99
0.81
0.77
0.75
0.46
0.49
0.46
0.36
0.23
0.18
0.28
0.16
0.27
0.15
0.11
0.075
52 fewer incidents (annualized)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
1Q 2003
2005 Milestone

1st Quarter 2003 Financial Overview

In Millions	1Q 03	4Q 02	Fav/(Unfav)
LME ($/tonne)	$1,392	$1,358	$34
Sales	$5,112	$5,061	$51
Cost of Goods Sold	$4,073	$4,088	$15
% of Sales	79.7%	80.8%	1.1%
SG&A	$294	$339	$45
% of Sales	5.8%	6.7%	0.9%
Minority Interests	$59	($2)	($61)
GAAP Net Income (Loss)	$151	($223)	$374
Cumulative effect of Acctg Changes/Disc Ops/Specials	$41	$356	$315
Income from Continuing Ops excluding one-time charges	$192	$133	$59

* Refer to the Alcoa Press Releases on 1/8/03 or 4/4/03 for the breakdown of the special charges

1st Quarter Market Conditions Global View

- **MARKET CONDITIONS**



Packaging 24%
Aerospace 10%
Automotive 15%
Commercial Transportation 5%
Building & Construction 10%
Other 6%
Industrial Products 5%
Industrial Gas Turbines 2%
Primary Products 23%

Revenue by Market

	Change from 1Q02	Change from 4Q02
Realized Prices		
Alumina	13%	15%
Primary	5%	6%
3rd Party Revenue		
Commercial Trans	14%	6%
Automotive	18%	14%
Industrial Products	14%	14%
B&C	-9%	-4%
Aerospace *	22%	44%
IGT	-51%	-7%
Packaging	7%	-10%

* Excluding Fairchild, 1Q03 change from 1Q02 and 4Q02 is –6% and 10%, respectively.

Alumina & Chemicals

Alignment: **Bauxite mining, alumina refining and chemicals production**

Markets:


Intersegment
Revenue
3rd Party
Revenue

ATOI Performance:


$ Millions
LME Cent/Lb
+40.0%
+8.3%
120
80
40
0
66
64
62
60
58
1Q02
2Q
3Q
4Q
1Q03
ATOI
LME

Current Business Conditions:

Positives	Negatives
Point Comfort digester #6 will add volume	

Primary Metals

Alignment: **3.9 million mt of smelting capacity, with 440 kmt currently idled**

Markets:


Intersegment Revenue
3rd Party Revenue

ATOI Performance:


$ Millions
LME cents/lb
210
140
70
0
66
64
62
60
58
+16.1%
+5.7%
1Q02
2Q
3Q
4Q
1Q03
ATOI
LME

Current Business Conditions:

Positives	Negatives
Total shipments in-line with 1Q03	LME on a 30 day lag basis is down one cent/lb

Flat Rolled Products

Alignment: Aluminum sheet and plate for aerospace applications, rigid container sheet for beverage cans and mill products

Markets:



Distribution & Other
Packaging
Building & Construction
Commercial Vehicle
Aero
Auto

ATOI Performance:



$ Millions
75
60
45
30
15
0
-13.1%
+12.8%
1Q02
2Q
3Q
4Q
1Q03

Current Business Conditions:

Positives	Negatives
Can sheet volume expected higher seasonally Scrap prices stabilizing Slight increase in demand in commercial vehicle	Auto shipments steady, but sensitive to further declines in build rates Common alloy sheet volume softening

Engineered Products

Alignment: Hard and soft alloy extrusions, aluminum forgings, Alcoa Fasteners & Howmet products

Markets:



Distribution & Other
Aero
Commercial Vehicle
IGT
Building & Construction
Auto

ATOI Performance:



$ Millions
75
50
25
0
-25
-50
-50%
n. m.
1Q02
2Q
3Q
4Q
1Q03

Current Business Conditions:

Positives	Negatives
Slight increase in demand in commercial vehicle Fairchild to begin contributing margins in 2Q Seasonal residential building and construction strength	Continued declines in IGT market Auto shipments steady, but sensitive to further declines in build rates

Packaging & Consumer

Alignment: Reynolds packaging and consumer products, IVEX and closures

Markets:


Consumer
Products
Institutional,
Flex Packaging
& Other
Closures

ATOI Performance:


$ Millions
+89.3%
-17.2%
80
60
40
20
0
1Q02
2Q
3Q
4Q
1Q03

Current Business Conditions:

Positives	Negatives
Seasonal increases in closures and consumer packaging	Seasonal declines in Latin America

Other

Alignment: Alcoa Fujikura, residential building products and automotive structures

Markets:



Commercial Vehicle
Tele
Building & Construction
Auto

ATOI Performance:



$ Millions
40
20
0
-20
-40
-60
+28.6%
n.m.
1Q02
2Q
3Q
4Q
1Q03

Current Business Conditions:

Positives	Negatives
Seasonal increases in residential building & construction	No significant changes in Telecommunications market Auto shipments steady, but sensitive to further declines in build rates

Capital Management

Capital Expenditures



2003 target is $1B
Capex $m
260
240
220
200
180
160
140
120
100
241
233
180
Q1 2001
Q1 2002
Q1 2003

Working Capital

- **Sequential quarter increases in inventory and receivables due to:**
  - **-Higher revenues**
  - **-Seasonal build in select businesses**
- **Somewhat offset by increases in payables**

Higher Energy Costs – Sequential Quarter

$75m increase in energy costs during the quarter



Increase by Segment
Primary Metals
Alumina & Chemicals
Other/Corporate
Packaging & Consumer
Engineered Products
Flat Rolled Products



Increase by Fuel Type
Natural Gas
Coal/ Other
Electricity

2002 Actions Reflected in 1Q Costs


Quarterly Run Rate in Millions of dollars
278
31
63
87
87
107
123
140
150
202
250
278
2000 Goal
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03 Update
2003 Goal

We expect to surpass the $1 billion Cost Challenge

Return on Capital



24
20
16
12
8
4
0
14.1
14.8
14.2
13.8
14.5
1Q annualized without FAS 143
6.4
6.9
5.8
5.4
4.7
4.2
3.9
2001
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
Top Quintile S&P Industrials
Alcoa ROC

* Both indicators are based on the Bloomberg ROC Methodology

1st Quarter 2003 Analyst Conference

G. John Pizzey
Executive Vice-President,
Alcoa Primary Products

Agenda

- Safety update
- Cost improvements in North America
- Growth throughout the system
- Alumina and metal market update

Lost Workday Incident Rate


Rate (lost work days per 200,000 hrs.)
0.6
0.5
0.4
0.3
0.2
0.1
0
.54
.49
.33
.29
.19
.16
.13
1997
1998
1999
2000
2001
2002
2003
Primary Products Group

Strategic Repositioning

- **Improve existing capacity via ABS**
- **Idle high cost capacity**
- **Add new capacity**
  - **Greenfields**
  - **Brownfields**
  - **Acquisitions**

Growth/Cost Initiatives Update

Alumina

- Future Expansion Opportunities
  - Jamaica (in progress)
  - Suriname
  - Australia

Average Alcoa Alumina Cost Index


100%
91%
87%
82%
1999
2002
2005
2008

Aluminum

- Future Expansion Opportunities
  - Iceland
  - Brazil
  - Canada
  - Australia
  - Bahrain
  - China

Average Alcoa Aluminum Cost Index


100%
97%
91%
87%
1999
2002
2005
2008

Restructuring in the United States

- Labor productivity gains realized throughout the US system

- **Smelting**
  - $35 million (annual run rate) realized to date this year
  - On track to achieve $75 million in 2003 (annual run rate)
    - **Massena St Lawrence – 110 people**
    - **Eastalco – 150 people**
    - **Rockdale – 150 people**

- **Refining**
  - $25 million (annual run rate) realized to date
    - **350 people**

Capacity Curtailments

- Massena – 60 kmt annualized
  - Avoid high cost interruptible power
  - Sell alumina into spot market
- Intalco – 100 kmt annualized (Alcoa share)
  - BPA power increase October 1, 2003
  - Not economical at proposed BPA power prices

Smelting Capacity Expansions - Iceland

- Greenfield smelter – 322 kmt capacity
- Energy supplied by new hydro facility
  - To be built, owned and operated by Landsvirkjun
- Project cost - $1.1 billion
- Timeline – 2005-2007

Smelting Capacity Expansions - Baie Comeau in Quebec

- Current capacity – 437 kmt
  - 163 kmt Soderberg potlines
  - 274 kmt Pre-Bake potlines
- Future capacity – 547 kmt
  - Project is to convert the Soderberg lines to prebake
  - Represents 110 kmt growth
- Project cost - $700 million (Expansion & Conversion)
- Timeline - between 2004-2008

Smelting Capacity Expansions
- Deschambault in Quebec

- Current capacity – 240 kmt
- Future capacity - 575 kmt
- Project cost - $820 Million
- Timeline – 2008-2013
- 500 MW power promised by Quebec government

Will secure Deschambault's position as a world class smelter on a much larger scale

Alumina Capacity Expansions

- **Jamaica (in progress)**
  - 125 kmt brownfield expansion in 2003
  - Expansion and productivity improvements place refinery in second quartile of cost curve
- **Suriname – 140 kmt**
  - Attractive brownfield (2004) in the East
  - Potential greenfield in the West
- **Australia**
  - Attractive brownfield at Pinjarra (2005) – 365 kmt
  - Attractive brownfield at Wajerup (2007) – 1,300 kmt

Aluminum Supply and Demand


(kmtpy)
Global Supply and Demand
30,000
27,500
25,000
22,500
20,000
17,500
15,000
Consumption
Production
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003F
2004F


Market Surplus or (Deficit)
1,500
1,000
500
0
-500
-1,000
-1,500
-2,000
1037
(1473)
(1059)
(70)
(367)
574
144
(561)
589
732
962
501
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003F
2004F

Source: CRU - January 2003

Alumina Supply and Demand



(kmpty)
Global Supply and Demand
60,000
55,000
50,000
45,000
40,000
35,000
30,000
Consumption
Production
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003F
2004F



Market Surplus or (Deficit)
2,500
2,000
1,500
1,000
500
0
(500)
(1,000)
(67)
410
(450)
820
265
119
384
(67)
1395
2116
683
(161)
(180)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003F
2004F

Source: CRU – January 2003

Alcoa Primary Products Group

- Reduce costs in the system
- Idle high cost production
- Low capital, low power cost expansions

We continue to execute against this plan

For Additional Information, contact:

William F. Oplinger
Director, Investor Relations

Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone: (212) 836-2674
Facsimile: (212) 836-2813
www.alcoa.com

Appendix

Income and EPS Information and Reconciliation

In Millions	1Q 03	4Q 02	1Q 02
GAAP Net Income (Loss)	**$151**	**($223)**	**$218**
Cumulative Effect of Accounting Change	$47	-	($34)
Discontinued Operations - operating (income) loss	($3)	$20	-
Discontinued Operations - Loss on Divestitures	-	$78	-
GAAP Income (Loss) from continuing operations	**$195**	**($125)**	**$184**
One-time Charges:			
Special Items - Restructurings	($3)	$95	-
Special Items - Loss on Divestitures	-	$143	-
Goodwill Impairment	-	$20	-
Income from Continuing Operations excluding one-time charges (1)	**$192**	**$133**	**$184**

(1) Alcoa believes that presenting income from continuing operations excluding one-time charges is an additional measure of performance that investors can use to compare operating results between reporting periods. The schedule above allows for ease of analysis in reviewing Alcoa's earnings performance using these measures. Income from continuing operations excluding one-time charges can provide a more relevant view of a company's performance.

Income and EPS Information and Reconciliation (Continued)

In Millions	1Q 03	4Q 02	1Q 02
GAAP Earnings (Loss) per share	**$0.17**	**($0.27)**	**$0.26**
Cumulative Effect of Accounting Change	$0.06	-	($0.04)
Discontinued Operations - operating (income) loss	-	$0.03	-
Discontinued Operations - Loss on Divestitures	-	$0.09	-
GAAP Earnings (Loss) per share from continuing operations	**$0.23**	**($0.15)**	**$0.22**
One-time Charges:			
Special Items - Restructurings	-	-	-
Special Items - Loss on Divestitures	-	-	-
Goodwill Impairment	-	-	-
EPS from Continuing Operations excluding one-time charges (1)	**$0.23**	**$0.16**	**$0.22**
Avg. Shares Diluted Outstanding	846	844	854

(1) Alcoa believes that presenting earnings per share from continuing operations excluding one-time charges is an additional measure of performance that investors can use to compare operating results between reporting periods. The schedule above allows for ease of analysis in reviewing Alcoa's earnings performance using these measures. EPS from continuing operations excluding one-time charges can provide a more relevant view of a company's performance.

Reconciliation of Return on Capital

In Millions	Bloomberg Methodology	1Q 2003 Annualized Ex FAS 143
Net Income	$353	$792
Minority Interest	$153	$236
Interest Expense (After-tax)	$263	$246
Numerator (Sum Total)	**$769**	**$1,274**
ST Borrowings	$147	$115
LT Borrowings	$7,896	$8,519
Preferred Equity	$55	$55
Minority Interest	$1,351	$1,332
Common Equity	$10,428	$9,950
Denominator (Sum Total)	**$19,877**	**$19,970**
ROC	3.9%	6.4%

Notes:

- Bloomberg Methodology calculates ROC based on the trailing 4 quarters.
- 1Q Annualized Ex FAS 143 excludes $47 million after-tax cumulative effect of accounting change.